Exhibit 10.34

EXECUTION VERSION

FIRST AMENDMENT TO SERVICES AGREEMENT

This FIRST AMENDMENT (“First Amendment”) is made and entered into as of the date upon which this First Amendment is fully executed by both Parties.

BETWEEN:

(1)	Elan Drug Delivery, Inc., a wholly-owned subsidiary of EPIL, incorporated under the laws of Delaware, and having its principal place of business at 3500 Horizon Dr., King of Prussia, PA 19406, USA (“EDDI”) and

(2)	MAP Pharmaceuticals, Inc., a company incorporated under the laws of Delaware, having its principal place of business at 2400 Bayshore Parkway, Suite 200, Mountain View, CA 94043, USA (“MAP”).

RECITALS:

WHEREAS, EDDI and MAP entered into a Services Agreement on February 3, 2005 (the “Services Agreement”) whereby EDDI agreed to perform certain development activities for the formulation of Product Intermediate and the manufacture and supply of pre-clinical and clinical supplies of the Product Intermediate and other services as mutually agreed upon;

WHEREAS, MAP intends to grant a sublicense under the License Agreement, as amended, to a Third Party to develop and commercialize the Product (the “Sublicense”), and the Parties desire to have this First Amendment become effective as of the execution date of such Sublicense (“First Amendment Effective Date”); and

WHEREAS, EDDI and MAP now desire to amend the Services Agreement as set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, EDDI and MAP hereby agree as follows:

1. The first paragraph of Clause 10.4 of the Services Agreement shall be deleted in its entirety and replaced with the following:

“EDDI’s Affiliate, Elan Pharma International Ltd. (“EPIL”) shall supply commercial quantities of Product Intermediate (including for use as samples) to MAP or the Sublicense Counter Party at the prices, and on the terms, [***], as applicable, and on other customary and commercially reasonable terms and conditions, for such an agreement, provided that the Sublicense Counter Party shall reasonably cooperate with EPIL to qualify the scaled-up manufacturing process [***], which terms and conditions shall be agreed to by EPIL and the Sublicense Counter Party pursuant to the procedures set forth in Clause 10.5. Such agreement shall be included within the definition of “Manufacturing

[*] = Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Agreement,” as such term is defined in the License Agreement and incorporated herein by reference. Notwithstanding anything to the contrary, in no event shall MAP be deemed in breach of this Services Agreement, or bear any liability, in connection with any failure by EPIL and the Sublicense Counter Party to enter into such an agreement within the time period set forth in Clause 10.5.1.”

2. Clause 10.4(iv) of the Services Agreement shall be deleted in its entirety and replaced with the following:

“A “Failure to Supply” by EPIL or its Affiliates shall be deemed:

(A) in the event that EPIL, or one of its Affiliates, is unable to deliver MAP Product Intermediate that meets Product Specifications and such condition continues for a period of [***]; or

(B) in the event neither EPIL nor any of its Affiliates is [***].

In such circumstances of Failure to Supply:

(1) MAP shall have the right to obtain [***] Product Intermediate from the back-up site established pursuant to Clause 10.5A (unless the Failure to Supply event is caused by a material breach by MAP of this Services Agreement, the License Agreement or the Manufacturing Agreement). The Parties agree that the Manufacturing Agreement shall contain terms and conditions such that when such Failure to Supply event is cured by EPIL it shall so notify MAP, then the Parties shall cooperate in good faith to determine reasonable transition of supply to EPIL; and

(2) so as not to interrupt Product Intermediate supply, EPIL or its Affiliate shall continue to supply Product Intermediate at prices [***] until the Sublicensee or its designee has been [***].”

3. Clause 10.4(v) of the Services Agreement shall be deleted in its entirety and replaced with the following:

“[Intentionally omitted.]”

4. A new Clause 10.4(vii) of the Services Agreement shall be added as follows:

“Except as otherwise provided in this Services Agreement or in any Manufacturing Agreement, MAP and its Sublicensee shall obtain [***] Product Intermediate from EDDI or its Affiliates, [***].”

5. A new Clause 10.5 of the Services Agreement shall be added as follows:

“Manufacturing Agreement.

[*] = Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10.5.1 EPIL and the Sublicense Counter Party (the “Negotiating Parties”) shall negotiate the terms and conditions of the Manufacturing Agreement contemplated in Section 10.4 in good faith and with such diligence as is required to execute and deliver, including by making available such personnel as are necessary to negotiate, such an agreement within [***] after the First Amendment Effective Date, or such other period as the Negotiating Parties may agree in writing; provided that if such Manufacturing Agreement is not executed by EPIL and the Sublicense Counter Party or its Affiliates within such period, either Negotiating Party shall have the right to refer the resolution of any dispute with respect to such Manufacturing Agreement to the Chief Executive Officers of the Negotiating Parties (the “Designated Officers”) who shall confer on the resolution of the issues. Any final decision mutually agreed to by the Designated Officers shall be reflected in the Manufacturing Agreement. If the Designated Officers are not able to agree on the resolution of any such issue within [***] after such issue was first referred to them or if, following an agreement in principle by the Designated Officers, the Negotiating Parties are not able to expeditiously, and in no event later than [***] after a decision is reached by the Designated Officers, reflect such agreement in the final agreed Manufacturing Agreement, either Negotiating Party may, by written notice to the other Negotiating Party, elect to initiate arbitration pursuant to Clause 10.5.2 for purposes of having the matter settled.

10.5.2 In the event the Negotiating Parties do not reach agreement on, and execute, the Manufacturing Agreement as provided in Section 10.5.2, either the Negotiating Party may elect to have the matter resolved by expedited arbitration by an Expert (as defined below) in accordance with the American Arbitration Association (“AAA”) Commercial Arbitration Rules (or the AAA International Arbitration Rules, if recommended under the AAA guidelines), as such rules may be modified by this Section 10.5.2 or by agreement of the Negotiating Parties.

10.5.2.1 Upon written request by a Negotiating Party to the other, the Negotiating Parties shall promptly negotiate in good faith to appoint an appropriate Expert. An “Expert” means a mutually acceptable, disinterested, conflict-of-interest-free individual not affiliated with either Negotiating Party with sufficient experience with respect to the commercial manufacturing and supply of pharmaceutical products to resolve the applicable dispute, which individual shall not be or have been at any time an Affiliate, employee, consultant, officer or director of either Negotiating Party or any of their respective Affiliates. If the Negotiating Parties are not able to agree within [***] after the receipt by a Negotiating Party of the written request in the immediately preceding sentence, then either or both Negotiating Parties shall immediately request the AAA to select an Expert. The place of arbitration shall be New York, New York, and all proceedings and communications shall be in English. The fees and costs of the Expert and the AAA shall be [***] by the Negotiating Parties.

[*] = Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10.5.2.2 Within [***] after the designation of the Expert, the Negotiating Parties shall each simultaneously submit to the Expert and one another a proposed form Manufacturing Agreement and written summary of the issues on which the Negotiating Parties disagree and the negotiating history with respect thereto. Each Party shall have [***] from receipt of the other Party(ies)’s submission to submit a written response to such summary and, at a Negotiating Party’s option, an amended form of Manufacturing Agreement. The Expert shall have the right to meet with the Parties, either alone or together, as necessary to make a determination.

10.5.2.3 The Expert will, within [***] after the submission of the responses, or such longer period as the Negotiating Parties may agree, select the single form Manufacturing Agreement that, in the determination of the Expert, as a whole is the most consistent with Clause 10.4 of this Services Agreement and the most fair and reasonable to the Negotiating Parties in light of the totality of the circumstances, based on customary and commercially reasonable industry practices for suppliers and purchasers of similar products, which selected form Manufacturing Agreement shall be deemed to be immediately effective and shall be promptly executed by the Negotiating Parties. Such agreement shall include, and the Expert shall not have the authority to change (unless otherwise expressly agreed in writing by the Negotiating Parties), [***], as applicable. At any time prior to the determination, either Negotiating Party may accept the other Negotiating Party’s position on one or more provisions of the form Manufacturing Agreement submitted by such first Negotiating Party and in such event such position will be deemed part of such first Negotiating Party’s form Manufacturing Agreement.”

6. A new Clause 10.5A of the Services Agreement shall be added as follows:

“The Sublicense Counter Party shall [***] subject to confidentiality terms to protect [***] or as necessary to obtain and maintain any registration [***] by the FDA and other relevant regulatory authorities. In connection therewith, EPIL shall [***] and provide such other support [***] to obtain and maintain the registration by the FDA and other relevant regulatory authorities [***]. The Sublicense Counter Party shall [***]. Within [***] after the First Amendment Effective Date, [***].”

7. EDDI, MAP and the Sublicense Counter Party hereby agree that the Sublicense Counter Party shall be deemed to be a party to this First Amendment solely for the purposes of Clauses 10.4, 10.5 and 10.5A of the Services Agreement, as amended hereby, and as such shall be subject to its obligations, and shall have the right to directly enforce rights, under such Clauses. Insofar as Clause 10.4, Clause 10.5 and/or Clause 10.5A includes obligations on EPIL, EDDI shall ensure that such obligations are duly performed by EPIL according to their terms.

8. All other terms and conditions of the Services Agreement remain unchanged and continue to be in full force and effect.

9. Capitalized terms not defined in this First Amendment shall have the meaning as set forth in the Services Agreement.

[*] = Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10. EDDI hereby consents to [***] of this Services Agreement, as amended hereby, at a time agreed by MAP and the Sublicense Counter Party. For the avoidance of doubt, in the event of such [***] and in the event of a [***] of any of the provisions of the Services Agreement, references in Clauses [***] shall where they relate to [***] be taken to [***]. Further, it shall be a [***] that in the event of this First Amendment becoming null and void pursuant to Section 11 for any reason, the Services Agreement shall forthwith [***].

11. This First Amendment and any Manufacturing Agreement entered into by EPIL and the Sublicense Counter Party or its Affiliates shall be null and void and have no further force or effect if either (i) MAP does not execute the Sublicense prior to [***] or (ii) the Sublicense is terminated before it becomes effective in accordance with its terms. For the avoidance of doubt, in the event of circumstance (ii) in the previous sentence, EDDI and MAP shall revert to their status with respect to the Services Agreement as if this Amendment had not been executed and the Sublicense Counter Party shall no longer have any rights or obligations under Clauses 10.4, 10.5 or 10.5A of the Services Agreement.

12. This First Amendment shall be governed by and construed solely in accordance with the laws of the State of New York, without regard to its conflict of laws principles that would require the application of any other law.

13. This First Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute this First Amendment.

[*] = Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, EDDI and MAP have caused this First Amendment to the Services Agreement to be executed by their duly authorized representatives as of the last date set forth below.

ELAN DRUG DELIVERY, INC.

By:	/s/ James L. Botkin
Title:	President & CEO

Date:	December 17, 2008

MAP PHARMACEUTICALS, INC.

By:	/s/ Timothy S. Nelson
Title:	President & CEO

Date:	December 18, 2008

[*] = Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, AstraZeneca AB has caused this First Amendment to the Services Agreement to be executed by its duly authorized representative as of the last date set forth below, solely for the purposes of, and solely to the extent set forth in, Clause 7 hereof.

ASTRAZENECA AB (publ)

By:	[***]
Title:	[***]

Date: December 18, 2008

[*] = Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.